EXHIBIT 99.1
                                                                    ------------



FOR IMMEDIATE RELEASE
Contact:
Melissa Thompson                              Jerry Daly or Carol McCune
Director of Corporate Communications          Daly Gray Public Relations (Media)
(202) 295-2228                                (703) 435-6293



      INTERSTATE HOTELS & RESORTS REPORTS FOURTH-QUARTER, YEAR-END RESULTS

         WASHINGTON, D.C., February 11, 2003--Interstate Hotels & Resorts (NYSE:
IHR), the nation's largest independent hotel management company, today reported historical and pro forma results for the fourth quarter and year ended December 31, 2002. The company was formed July 31, 2002, following the merger of MeriStar Hotels & Resorts and Interstate Hotels Corporation. Both historical financial data and combined pro forma financial data (assuming the merger was completed on January 1, 2001) are included in the tables of this press release. Historical financial data represents results for Interstate Hotels Corporation through July 31, 2002, and results for Interstate Hotels & Resorts subsequent to July 31, 2002.

         For the 2002 fourth quarter, net loss was $(3.4) million, or $(0.17) per share. On a historical basis, net loss available to common shareholders was $(3.1) million, or $(0.60) per share, in the 2001 fourth quarter.

         On a pro forma basis, recurring earnings before interest, taxes, depreciation and amortization (EBITDA) was $9.9 million for the 2002 fourth quarter. Pro forma fourth-quarter 2002 revenues were $247.9 million. Excluding non-recurring items, pro forma net income for the 2002 fourth quarter was $1.8 million, or $0.09 per share, $0.03 above consensus analysts' estimates.

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         The statement of operations for the 2002 fourth quarter includes the following non-recurring charges:

o        $2.7 million for the impairment of a joint venture investment.

o $1.1 million for the write-off of certain intangible management contract assets due to the disposition of the related properties and the termination of Interstate's management contracts on these properties.

o $0.2 million of net benefit related to restructuring within the BridgeStreet Corporate Housing Worldwide subsidiary and the closing of operations in one corporate housing market, offset by an adjustment to previously recorded restructuring expenses related to the MeriStar/Interstate merger.

o $3.7 million of merger and integration costs, including the write-down of fixed assets, professional fees, travel, and other transition costs.

         Same-store revenue per available room (RevPAR) for all full-service managed hotels in the 2002 fourth quarter increased 8.4 percent to $62.38. Occupancy rose 7.8 percent to 60.9 percent, while average daily rate (ADR) increased 0.6 percent to $102.50. Same-store RevPAR for all limited-service managed hotels in the 2002 fourth quarter increased 2.7 percent to $46.58. Occupancy increased 2.7 percent to 59.8 percent, and ADR was flat at $77.91.

         "The integration of MeriStar and Interstate has gone quite smoothly," said Paul W. Whetsell, chairman and chief executive officer. "During the fourth quarter, the company made a number of executive changes in order to separate management responsibilities from MeriStar Hospitality. With approximately 400 hotels under management following the merger, we now

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have a fully dedicated management team." Whetsell retained his dual roles as chairman and chief executive officer of both Interstate and MeriStar Hospitality, and is the only executive to hold dual positions.

         "We are receiving significant financial benefits from the merger and expect to achieve corporate synergistic savings of approximately $10 million on an annual basis, which is at the upper end of our previous estimates," said John Emery, president and chief operating officer. "Our development team signed eight new hotel management contracts in the fourth quarter, including the Lakeway Inn Conference Resort and The Creeks at Beechwood Resort & Conference Center, and we expect that growth trend to continue in 2003. With the economic outlook for 2003 pointing to a third difficult year in a row, we are seeing an upswing in owners who seek operators like Interstate that can add value with stronger operating systems, extensive marketing reach, cutting edge technology and economies of scale."

         Emery added that while BridgeStreet Corporate Housing Worldwide results have been impacted by the reduction in business travel, global contract sales reached 15 percent of revenue in 2002. "Global contract sales, which BridgeStreet projects will account for more than 20 percent of its total revenues in 2003, help drive the licensing program, which will provide substantial growth through broader product distribution."

         "Uncertainty in the economy has dampened activity in joint venture acquisitions," he said. "However, we continue to look for attractive opportunities and expect to see increasing activity in this area in 2003."

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Interstate Hotels & Resorts
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FULL-YEAR RESULTS

         On a historical basis, net loss available to common shareholders for full year 2002 was $(38.8) million, or $(2.86) per share, compared to $(8.0) million, or $(1.41) per share, in 2001.

         Excluding non-recurring items, pro forma net loss for the full year was $(0.5) million, or $(0.02) per share on a diluted basis, compared to pro forma net loss of $(3.8) million, or $(0.19) per share, in 2001. Pro forma EBITDA for 2002 was up slightly to $30.2 million, compared to 2001 pro forma EBITDA of $29.6 million.

         Same-store RevPAR for all full-service managed hotels for the 2002 full year declined 6.7 percent to $68.13. Average daily rate (ADR) was down 5.7 percent to $104.52, and occupancy decreased 1.1 percent to 65.2 percent. Same-store RevPAR for all limited-service managed hotels for the 2002 full year fell 4.2 percent to $51.60. ADR was off 3.3 percent to $79.27, and occupancy dropped 1.1 percent to 65.1 percent.

CAPITAL STRUCTURE

         "Following the close of the year, our capital structure benefited substantially from the early repayment of a $56.1 million loan to MeriStar Hospitality for $42.1 million," said James A. Calder, chief financial officer. "The early repayment reduced our total outstanding debt by approximately 10 percent, further strengthening our balance sheet." Interstate made the repayment with proceeds from a recently issued $40 million subordinated term loan that matures in January 2007 and $2.1 million from available cash.

         "Our balance sheet continues to improve, with approximately $45 million of cash and availability on our line of credit," Calder said. "In addition, we are participants in a joint venture

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Interstate Hotels & Resorts
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with the capacity to acquire $300 million to $500 million of hotel assets. We are in a strong financial position with great flexibility to take advantage of growth opportunities as they arise."

KEY FINANCIAL INFORMATION

As of December 31, 2002:

        o        Total debt of $134.3 million

        o        Cash balance of $7.1 million

        o        Total debt to annual EBITDA of 3.9x

        o        Senior debt to annual EBITDA of 2.2x

        o        Annual interest coverage ratio of 2.8x

        o        Average cost of debt of 7.1 percent

OUTLOOK AND GUIDANCE

         "Despite predictions of another difficult operating year in the hotel industry, we anticipate an approximate 20 percent increase in EBITDA in 2003, driven by the cost benefits resulting from merger-related synergies," Emery said.

         For the 2003 first quarter, Interstate estimates pro forma EBITDA of $2.5 million to $3.5 million and a net loss per share of $(0.15) to $(0.11). For the full year 2003, the company projects EBITDA of $34 million to $38 million, net income per share of $0.26 to $0.36, free cash flow of $22 million to $26 million, and free cash flow per share of $1.08 to $1.28.

         Interstate will hold a conference call to discuss its fourth-quarter results today, February 11, at 10 a.m. Eastern time. Interested parties may visit the company's Web site at www.ihrco.com and click on Investor Relations and then Fourth-Quarter Conference Call.

         Interested parties also may listen to an archived webcast of the conference call on the Web site, or may dial (800) 405-2236, pass code 522003, to hear a telephone replay. The

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Interstate Hotels & Resorts
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telephone replay will be available through Friday, February 14, 2003.

         Interstate Hotels & Resorts operates approximately 400 hospitality properties with nearly 86,000 rooms in 44 states, the District of Columbia, Canada and Russia, including 55 properties managed by Flagstone Hospitality Management, a subsidiary of Interstate Hotels & Resorts. BridgeStreet Corporate Housing Worldwide, an Interstate Hotels & Resorts subsidiary, is one of the world's largest corporate housing providers, offering upscale, fully furnished corporate housing throughout the United States, Canada, the United Kingdom, France and 39 additional countries through its network partners.

         For more information about Interstate Hotels & Resorts, visit the company's Web site: www.ihrco.com.

         THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT INTERSTATE HOTELS & RESORTS, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY, ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY, THE IMPACT OF THE EVENTS OF SEPTEMBER 11, 2001, GOVERNMENTAL ACTIONS, LEGISLATIVE AND REGULATORY CHANGES, AVAILABILITY OF DEBT AND EQUITY CAPITAL, INTEREST RATES, COMPETITION, SUPPLY AND DEMAND FOR LODGING FACILITIES IN OUR CURRENT AND PROPOSED MARKET AREAS, AND THE COMPANY'S ABILITY TO MANAGE INTEGRATION AND GROWTH. ADDITIONAL RISKS ARE DISCUSSED IN INTERSTATE HOTELS & RESORTS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING MERISTAR HOTELS & RESORTS' AND INTERSTATE HOTELS CORPORATION'S ANNUAL REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND JOINT PROXY STATEMENT AND PROSPECTUS, FILED ON JULY 2, 2002.


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INTERSTATE HOTELS & RESORTS, INC.
PRO FORMA STATEMENTS OF OPERATIONS (1) (2)
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS
 AND OPERATING STATISTICS)

                                                                        THREE MONTHS
                                                                       ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                       ------------------         -----------------------
                                                                       2002           2001           2002           2001
                                                                       ----           ----           ----           ----
Revenue
      Lodging revenues                                          $       621    $    30,472    $    70,883    $   160,461
      Management fees and other                                      23,612         25,620         83,927         85,800
      Corporate housing                                              27,039         24,446        108,680        103,638
                                                                -----------    -----------    -----------    -----------
                                                                     51,272         80,538        263,490        349,899

     Other revenue from managed properties                          196,581        152,320        826,311        764,806
                                                                -----------    -----------    -----------    -----------
Total revenue                                                       247,853        232,858      1,089,801      1,114,705

Operating expenses by department:
      Lodging expenses                                                  533            105         36,415         79,465
      Corporate housing                                              22,663         18,603         83,399         76,019
Undistributed operating expenses:
       Administrative and general                                    18,156         23,962         85,866        104,960
       Lease expense                                                     --         25,832         27,569         59,857
       Depreciation and amortization                                  4,925          4,646         19,449         20,367
       Charges to investments in and advances to affiliates,
                accounts and notes receivable, and other                 --             --             --         16,098
       Gain on Winston lease conversion                                  --             --         (7,229)            --
       Merger costs                                                   3,710             --          8,006          4,239
       Restructuring expenses                                          (206)         1,649         13,296          3,479
       Tender offer costs                                                --             --          1,000             --
       Asset impairment and write-offs                                3,787             --          3,787          3,026
                                                                -----------    -----------    -----------    -----------
                                                                     53,568         74,797        271,558        367,510

      Other expenses from managed properties                        196,581        152,320        826,311        764,806
                                                                -----------    -----------    -----------    -----------
Total operating expenses                                            250,149        227,117      1,097,869      1,132,316
                                                                -----------    -----------    -----------    -----------

Net operating income (loss)                                          (2,296)         5,741         (8,068)       (17,611)

Interest expense, net                                                 2,121          3,250          9,825         10,841
Equity in (income) loss of affiliates                                   739          3,013          2,470          4,437
                                                                -----------    -----------    -----------    -----------
Loss before minority interests and income taxes                      (5,156)          (522)       (20,363)       (32,889)

Minority interests                                                     (492)           (71)          (699)          (243)
Income tax expense (benefit)                                         (1,694)            44        (10,002)       (12,159)
                                                                -----------    -----------    -----------    -----------

Net loss                                                        $    (2,970)   $      (495)   $    (9,662)   $   (20,487)
                                                                ===========    ===========    ===========    ===========

Weighted average number of:
     Basic and diluted shares of common stock outstanding (3)        20,419         20,163         20,261         20,127
                                                                ===========    ===========    ===========    ===========

Net loss per basic and diluted common share                     $     (0.15)   $     (0.02)   $     (0.48)   $     (1.02)
                                                                ===========    ===========    ===========    ===========

Net operating income (loss)                                     $    (2,296)   $     5,741    $    (8,068)   $   (17,611)
Depreciation and amortization                                         4,925          4,646         19,449         20,367
Charges to investments in and advances to affiliates,
      accounts and notes receivable, and other                           --             --             --         16,098
Gain on Winston lease conversion                                         --             --         (7,229)            --
Merger costs                                                          3,710             --          8,006          4,239
Restructuring expenses                                                 (206)         1,649         13,296          3,479
Tender offer costs                                                       --             --          1,000             --
Asset impairment and write-offs                                       3,787             --          3,787          3,026
                                                                -----------    -----------    -----------    -----------
                                                                                                             -----------
Recurring EBITDA                                                $     9,920    $    12,036    $    30,241    $    29,598
                                                                ===========    ===========    ===========    ===========

Net loss                                                        $    (2,970)   $      (495)   $    (9,662)   $   (20,487)
Adjustments to net loss, net of income taxes:
Charges to investments in and advances to affiliates,
     accounts and notes receivable, and other                            --             --             --          9,981
Gain on Winston lease conversion                                         --             --         (7,229)            --
Merger costs                                                          2,287             --          5,028          2,628
Restructuring expenses                                                  123          1,023          8,351          2,157
Tender offer costs                                                       --             --            630             --
Asset impairment and write-offs                                       2,378             --          2,378          1,876
                                                                -----------    -----------    -----------    -----------

Net income (loss), excluding non-recurring items                $     1,818    $       528    $      (504)   $    (3,845)
                                                                ===========    ===========    ===========    ===========

Net income (loss) per basic and diluted common share,
     excluding non-recurring items                              $      0.09    $      0.03    $     (0.02)   $     (0.19)
                                                                ===========    ===========    ===========    ===========


(1)   Excludes the effect of EITF 98-9.

(2) Assumes merger transaction between Interstate Hotels Corporation and MeriStar Hotels & Resorts, Inc. was completed on January 1, 2001.

(3) On August 1, 2002 Interstate Hotels and Resorts effected a one-for-five reverse stock split. The weighted average number of basic and diluted common shares outstanding is presented assuming the reverse stock split occurred on January 1, 2001

Pro forma hotel operating statistics:
Full-service hotels:
Occupancy                                                             60.9%          56.5%          65.2%          65.9%
ADR                                                              $   102.50     $   101.87     $   104.52     $   110.83
RevPAR                                                           $    62.38     $    57.56     $    68.13     $    73.00

Limited-service hotels:
Occupancy                                                             59.8%          58.2%          65.1%           65.8%
ADR                                                              $    77.91     $    77.91     $    79.27     $    81.94
RevPAR                                                           $    46.58     $    45.37     $    51.60     $    53.88

INTERSTATE HOTELS & RESORTS, INC.
HISTORICAL STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                        THREE MONTHS
                                                      ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                      ------------------     -----------------------
                                                       2002         2001         2002         2001
                                                       ----         ----         ----         ----
Revenue
      Lodging revenues                            $     621    $     679    $   2,908    $   4,426
      Management  fees and other                     23,106        9,937       57,201       39,599
      Corporate housing                              27,039           --       46,818           --
                                                  ---------    ---------    ---------    ---------
                                                     50,766       10,616      106,927       44,025

     Other revenue from managed properties          196,581       67,127      494,243      274,801
                                                  ---------    ---------    ---------    ---------
Total revenue                                       247,347       77,743      601,170      318,826

Operating expenses by department:
      Lodging expenses                                  533          485        2,139        2,647
      Corporate housing                              22,663           --       37,990           --
Undistributed operating expenses:
      Administrative and general                     18,156        7,296       48,166       31,123
      Lease expense                                      --            8           --          482
      Depreciation and amortization                   4,925        2,309       14,058       10,394
      Merger costs                                    3,710           --        9,363           --
      Restructuring expenses                           (206)          --       12,614           --
      Tender offer costs                                 --           --        1,000           --
      Asset impairment and write-offs                 3,787           --        3,787        3,026
                                                  ---------    ---------    ---------    ---------
                                                     53,568       10,098      129,117       47,672

      Other expenses from managed properties        196,581       67,127      494,243      274,801
                                                  ---------    ---------    ---------    ---------
Total operating expenses                            250,149       77,225      623,360      322,473
                                                  ---------    ---------    ---------    ---------

Net operating income (loss)                          (2,802)         518      (22,190)      (3,647)

Interest expense, net                                 2,121          843        5,595        1,635
Equity in loss of affiliates                            739        2,947        2,409        5,169
                                                  ---------    ---------    ---------    ---------

Loss before minority interests and income taxes      (5,662)      (3,272)     (30,194)     (10,451)

Minority interests                                     (492)          64         (197)         194
Income tax benefit                                   (1,774)        (371)      (1,133)      (3,295)
                                                  ---------    ---------    ---------    ---------

Net loss                                             (3,396)      (2,965)     (28,864)      (7,350)

Mandatorily redeemable preferred stock:
     Dividends                                           --          158          307          634
     Accretion                                           --           16          356           62
     Conversion incentive payments                       --           --        9,250           --
                                                  ---------    ---------    ---------    ---------

Net loss available to common shareholders         $  (3,396)   $  (3,139)   $ (38,777)   $  (8,046)
                                                  =========    =========    =========    =========

Weighted average number of:
     Basic and diluted shares of common
          stock outstanding (1)                      20,419        5,250       13,563        5,704
                                                  =========    =========    =========    =========

Net loss per basic and diluted common share       $   (0.17)   $   (0.60)   $   (2.86)   $   (1.41)
                                                  =========    =========    =========    =========


(1) Effected for the issuance of 4.6 shares of common stock on July 31, 2002 and the 1:5 reverse stock split